UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FPA PARAMOUNT FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PROXY CARD
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

FPA Paramount Fund, Inc.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2016

The undersigned Shareholder(s) of above named fund (“the Fund”), hereby appoint(s) J. Richard Atwood and E. Lake Setzler (each with full power of substitution), the proxy or proxies of the undersigned, to attend the Special Meeting of Shareholders to be held on May 9, 2016 at 10:30 a.m. Pacific Time, at the offices of First Pacific Advisors, LLC, 11601 Wilshire  Boulevard, Suite 1200, Los Angeles, California 90025, and at any postponements or adjournments thereof (“Special Meeting”), to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Proxy Statement for the Special Meeting of Shareholders.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Directors and recommended for approval by shareholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-796-7180.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 9, 2016.  The proxy statement for this meeting is available at:

proxyonline.com/docs/fpafunds2016

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

FPA Paramount Fund, Inc.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal has been unanimously approved by the Board of Directors and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” each nominee if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

To elect the following to the Board of Directors:

		FOR	WITHHOLD

1.	J. RICHARD ATWOOD	O	O
2.	MARK L. LIPSON	O	O
3.	ALFRED E. OSBORNE, JR.	O	O
4.	A. ROBERT PISANO	O	O
5.	PATRICK B. PURCELL	O	O
6.	ALLAN M. RUDNICK	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]